Exhibit 10.3

EXECUTION VERSION

SECURITY AGREEMENT

among

GLOBAL CASH ACCESS HOLDINGS, INC.,

GLOBAL CASH ACCESS, INC.

CERTAIN SUBSIDIARIES OF GLOBAL CASH ACCESS HOLDINGS, INC.,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as COLLATERAL AGENT

Dated as of March 1, 2011

NEWYORK 8028595 (2K)

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of March 1, 2011, made by each of the undersigned assignors (each, an “Assignor” and, together with any other entity that becomes an assignor hereunder pursuant to Section 9.12 hereof, the “Assignors”) in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (together with any successor Collateral Agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below).  Certain capitalized terms as used herein are defined in Article VIII hereof.  Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, Global Cash Access Holdings, Inc. (“Holdings”), Global Cash Access, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and Deutsche Bank Trust Company Americas, as administrative agent (together with any successor Administrative Agent, the “Administrative Agent”), have entered into a Credit Agreement, dated as of March 1, 2011 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent, the Collateral Agent and each other Agent are herein called the “Lender Creditors”);

WHEREAS, the Borrower and/or one or more other Credit Parties may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”, with each such Interest Rate Protection Agreement with an Other Creditor being herein called a “Secured Hedging Agreement”);

WHEREAS, pursuant to the Holdings Guaranty, Holdings has guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Secured Hedging Agreements that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into by the Borrower and/or one or more other Credit Parties of Secured Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and issue, and/or participate in, Letters of Credit for the account of the Borrower and the Other Creditors to enter into Secured Hedging Agreements with the Borrower and/or one or more other Credit Parties;

NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

SECURITY INTERESTS

Grant of Security Interests.  (a)  As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired:

each and every Account;

all cash;

the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

all Commercial Tort Claims;

all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including but not limited to Domain Names and rights in Trade Secrets;

Contracts, together with all Contract Rights arising thereunder;

all Copyrights;

all Equipment;

all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

all Documents;

all General Intangibles;

all Goods;

all Instruments;

all Inventory;

all Investment Property;

all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

all Marks, together with the registrations and right to all renewals thereof, the goodwill of the business of such Assignor symbolized by the Marks and all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same;

all Patents, together with all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same;

all Permits;

all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

all Supporting Obligations; and

all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing (all of the above, the “Collateral”).

(b)           Notwithstanding anything herein to the contrary, in no event shall the security interest and lien granted under Section 1.1(a) hereof attach to, and the term “Collateral” (and the component terms thereof) shall not include, (i) any General Intangibles or other rights arising under leases, licenses, contracts, agreements or other documents for so long as the grant of such security interest shall constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of any Assignor therein, (B) a breach or termination pursuant to the terms of, or a default under, any such General Intangible, lease, license, contract, agreement or other document, (C) a breach of any law or regulation which prohibits the creation of a security interest thereunder (other than to the extent that any such term specified in clause (A), (B) or (C) above is rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other then-applicable law (including the Bankruptcy Code) or principles of equity) or (D) require the consent of a Governmental Authority to permit the grant of a security interest therein (and such consent has not been obtained); provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, unenforceability breach or termination shall no longer be effective and to the extent severable, shall attach immediately to any portion of such General Intangible, lease, license, contract, agreement or other document that does not result in any of the consequences specified in clause (A), (B), (C) or (D) above, (ii) Pledge Agreement Collateral and (iii) the voting Equity Interests of a Foreign Subsidiary of any Assignor in excess of 65%

of the total combined voting power of all classes of such Subsidiary of such Assignor entitled to vote (the assets described in clauses (i) through (iii) hereof collectively, the “Excluded Assets”); provided that immediately upon the amendment of the Code to allow the pledge of a greater percentage of the Equity Interests in a Foreign Subsidiary without repatriation of earnings or adverse tax consequences (in the reasonable judgment of such Assignor), the Collateral shall include, and the security interest granted by each Assignor shall attach to, such greater percentage of Equity Interests of each Foreign Subsidiary of such Assignor.

(c)           The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement.

Power of Attorney.  Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise), to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

Necessary Filings.  All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished (or will be accomplished within 10 days of the Effective Date) and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

No Liens.  Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall use commercially reasonable efforts to defend the Collateral against all material claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

Other Financing Statements.  As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of

Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc.  The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor’s Location, the organizational identification number (if any) of such Assignor, the Federal Employer Identification Number (if any); and whether or not such Assignor is a Transmitting Utility, is listed on Annex A hereto for such Assignor.  Such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, its organizational identification number (if any), or its Federal Employer Identification Number (if any) from that used on Annex A hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days’ prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Assignor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.  In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

Trade Names; Etc.  Such Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, no trade names, fictitious names or other names except its legal name as specified in Annex A and such other trade or fictitious names as are listed on Annex B hereto for such Assignor.  Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 15 days’ written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name will be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

Certain Significant Transactions.  During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex C hereto.  With respect to any transactions so described in Annex C hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of its assets to such Assignor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Assignor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

Non-UCC Property and Non-Filing Collateral.  (a) The aggregate fair market value (as determined by the Assignors in good faith) of all Collateral of the Assignors of the types described in clauses (1), (2) and (3) of Section 9-311(a) of the UCC does not exceed $1,000,000.  If the aggregate value of all such property at any time owned by all Assignors exceeds $1,000,000, the Assignors shall provide prompt written notice thereof to the Collateral Agent and, upon the request of the Collateral Agent, the Assignors shall promptly (and in any event within 30 days) take such actions (at their own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC other than those assets as to which the Collateral Agent shall determine that the costs of perfection are excessive in relation to the value to be afforded thereby.

(b)           The aggregate fair market value of all Collateral (including, without limitation, the aggregate balance of deposits in all Permitted Unperfected Accounts) with respect to which the security interest of the Collateral Agent cannot be perfected by the filing of a financing statement (the “Non-Filing Collateral”) in which the Collateral Agent does not have a perfected security interest does not exceed $1,000,000 (the “Deminimis Collateral”).  If the fair market value of all Non-Filing Collateral with respect to which the Collateral Agent does not have a perfected security interest exceeds $1,000,000, the Assignors shall provide prompt written notice thereof to the Collateral Agent and, upon the request of the Collateral Agent, the Assignors shall promptly (and in any event within 30 days) take such actions (at their own cost and expense) as may be required to perfect the security interests granted herein in any Non-Filing Collateral such that the aggregate fair market value of Non-Filing Collateral in which the Collateral Agent does not have a perfected security interest is less than $1,000,000, excluding those assets as to which the Collateral Agent shall determine that the costs of perfection are excessive in relation to the value to be afforded thereby.  Notwithstanding any other provision of this Agreement to the contrary, the Assignors shall not be required to take actions to perfect the security interest in favor of the Collateral Agent in Deminimis Collateral, and all representations and warranties made by the Assignors with respect to the security interest in the Collateral shall be qualified by this Section 2.7.

As-Extracted Collateral; Timber-to-be-Cut.  On the date hereof, such Assignor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut.  If at any time after the date of this Agreement such Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Assignor shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be deemed reasonably necessary or desirable by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

Collateral in the Possession of a Bailee.  If any Inventory or other Goods are at any time in the possession of a bailee, such Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use its commercially reasonable efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of such Assignor. The Collateral Agent agrees with such Assignor that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

Recourse.  This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS;

CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

Additional Representations and Warranties.  As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Assignor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

Maintenance of Records.  Each Assignor will keep and maintain at its own cost and expense accurate records of its Accounts and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor’s premises to the Collateral Agent for inspection, at such Assignor’s own cost and expense, at any and all reasonable times upon prior notice to such Assignor and otherwise in accordance with the Credit Agreement.

Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor.  Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 6.4 of this Agreement.  The reasonable costs and expenses of collection (including reasonable attorneys’ fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.  The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an

Event of Default of the type described in Section 11.05 of the Credit Agreement has occurred and is continuing.

Modification of Terms; etc.  Except in accordance with such Assignor’s reasonable business judgment or as permitted by Section 3.5, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent not to be unreasonably withheld.

Collection.  Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract.  Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment.  The reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

Instruments.  If any Assignor owns or acquires Instruments constituting Collateral that are in the aggregate in excess of $1,000,000 (other than (x) checks and other payment instruments received and collected in the ordinary course of business and (y) any Instrument subject to pledge pursuant to the Pledge Agreement), such Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.

Assignors Remain Liable Under Accounts.  Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts.  Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

Assignors Remain Liable Under Contracts.  Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract.  Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

Deposit Accounts; Etc.  (a) No Assignor maintains, or at any time after the date of this Agreement shall establish or maintain, any demand, time, savings, passbook or similar account, except for (x) such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States or (y) such accounts listed on Annex D hereto and in existence on the date hereof and any new Permitted Unperfected Account acceptable to the Collateral Agent in its sole discretion, in each case, that are maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is outside of the United States. Annex D hereto accurately sets forth, as of the date of this Agreement, for each Assignor, each Deposit Account maintained by such Assignor (including a description thereof and the respective account number), the name of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective bank with respect to such Deposit Account.  For each Deposit Account (other than a Permitted Unperfected Account, the Cash Collateral Account or any other Deposit Account maintained with the Collateral Agent), the respective Assignor shall cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent, within 30 days after the date of this Agreement (as such date may be extended from time to time by the Collateral Agent in its sole discretion) or, if later, at the time of the establishment of the respective Deposit Account, a “control agreement” in form and substance reasonably acceptable to the Collateral Agent.  If any bank with which a Deposit Account is maintained refuses to, or does not, enter into such a “control agreement”, then the respective Assignor shall promptly (and in any event within 30 days after the date of this Agreement (as such date may be extended from time to time by the Collateral Agent in its sole discretion) or, if later, 30 days after the establishment of such account (as such date may be extended from time to time by the Collateral Agent in its sole discretion)) close the respective Deposit Account and transfer all balances therein to the Cash Collateral Account or another Deposit Account meeting the requirements of this Section 3.9.  If any bank with which a Deposit Account (other than a Permitted Unperfected Account) is maintained refuses to subordinate all its claims with respect to such Deposit Account to the Collateral Agent’s security interest therein on terms satisfactory to the Collateral Agent, then the Collateral Agent, at its option, may (x) require that such Deposit Account be terminated in accordance with the immediately preceding sentence or (y) agree to a “control agreement” without such subordination, provided that in such event the Collateral Agent may at any time, at its option, subsequently require that such Deposit Account be terminated (within 30 days after notice from the Collateral Agent (as such time period may be extended from time to time by the Collateral Agent in its sole discretion)) in accordance with the requirements of the immediately preceding sentence.

(b) After the date of this Agreement, no Assignor shall establish any new demand, time, savings, passbook or similar account, except for Deposit Accounts established and maintained with banks and meeting the requirements of preceding clause (a).  At the time any such Deposit Account is established, the appropriate “control agreement” shall be entered into in accordance with the requirements of preceding clause (a) and the respective Assignor shall furnish to the Collateral Agent a supplement to Annex D hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

Letter-of-Credit Rights.  If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $1,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use commercially reasonable efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be (x) remitted to such Assignor within one Business Day if no Event of Default has occurred and is continuing, or (y) applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

Commercial Tort Claims.  All Commercial Tort Claims of each Assignor in existence on the date of this Agreement are described in Annex E hereto.  If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $1,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

Chattel Paper.  Upon the request of the Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor.  Furthermore, if requested by the Collateral Agent, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has “control” of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC.  Each Assignor will promptly (and in any event within 10 days) following any request by the Collateral Agent, deliver all of its Tangible Chattel Paper to the Collateral Agent.

Further Actions.  Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

SPECIAL PROVISIONS CONCERNING INTELLECTUAL PROPERTY

Additional Representations and Warranties.  Each of Annexes F, G, and H, respectively, contains a complete and accurate list of all (a) registered Marks and applications therefor, and material unregistered Marks; (b) Domain Names; (c) issued Patents and applications therefor owned by each Assignor; and (d) registered Copyrights and applications therefore; in each case indicating the owner, title or mark, application or registration number, and accompanying dates. Each Assignor represents and warrants that it is the true and lawful owner of and has the right to use the Marks, Domain Names, Patents, and Copyrights listed in Annexes F, G, and H hereto for such Assignor.  Each Assignor represents and warrants that all registrations and issuances listed in Annexes F, G, and H are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations or issuances is invalid or unenforceable, and is not aware that there is any reason that any of said registrations or issuances is invalid or unenforceable, and is not aware that there is any reason that any application for registration or issuance listed in Annexes F, G, or H will not mature into a registration or issuance. To each Assignor’s knowledge, no third party is infringing, misappropriating, or otherwise violating such Assignor’s rights in any Mark, Domain Name, Patent, Copyright, Trade Secret, or other intellectual property.  Each Assignor agrees to prosecute diligently in accordance with reasonable business practices any Person infringing, misappropriating, or otherwise violating such Assignor’s rights in any Mark, Domain Name, Patent, Copyright, Trade Secret, or other intellectual property in any manner that could reasonably be expected to have a Material Adverse Effect.

Non-Infringement.  Each Assignor represents and warrants that, except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, each Assignor owns, is licensed to use or otherwise has the right to use, all marks, domain names, patents, trademarks, trade secrets, and other intellectual property that it uses.  Each Assignor further warrants that it has no knowledge of any third party claim received by it that such Assignor or any aspect of such Assignor’s present or contemplated business operations (i) infringes or will infringe any trademark, service mark, trade name, patent, or copyright, (ii) has misappropriated any trade secret or other proprietary information, or (iii) otherwise violates or will violate any other intellectual property right of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Licenses and Assignments.  Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark, Domain Name, Patent, Copyright, or Trade Secret absent prior written approval of the Collateral Agent.

Notification of Infringements.  Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is, or may be, infringing, misappropriating, or otherwise violating any of such Assignor’s rights in and to any Mark, Domain Name, Patent, Copyright, Trade Secret, or other intellectual property in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that any Assignor or any aspect of such Assignor’s present or contemplated business infringes, misappropriates, or otherwise violates in any material respect any property right of that party.

Preservation of Marks and Domain Names.  Each Assignor agrees to use its Marks and Domain Names that are material to such Assignor’s business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such Marks which in the reasonable business judgment of such Assignor are not necessary in its business or operations).

Maintenance of Registrations and Issuances; Prosecution of Applications.  Each Assignor shall, at its own expense, (a) diligently process all documents reasonably required to maintain all registrations for Marks, Domain Name, and Copyrights, and all issued Patents, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks and Copyrights and issued Patents, and (b) diligently prosecute all material applications for Marks, Patents, and Copyrights listed in Annexes F, G, and H hereto for such Assignor; and in each case, shall pay all fees and disbursements in connection therewith and shall not abandon any such filing or affidavit of use, any such application of renewal, or any other such application prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

Future Intellectual Property Rights.  If any Assignor files a Patent application or an application for registration of any Mark or Copyright, or any of the foregoing is acquired by any Assignor, or any Mark or Copyright registration or Patent is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or the United States Copyright Office, or any Domain Name is registered by Assignor, or any of the foregoing is acquired by any Assignor, then on or prior to the date of the delivery of the immediately proceeding compliance certificate required to be delivered pursuant to Section 9.01(e) of the Credit Agreement, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark, Domain Name, Patent, or Copyright to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark, Domain Name, Patent, or Copyright to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex I hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

Remedies.  If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions:  (i) declare the entire right, title and interest of such Assignor in and to each of the Marks,  Domain Names, Patents, Copyrights, and Trade Secrets, together with all rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor’s business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; (iii) take and use or sell the Copyrights, Patents, and Trade Screts; and (iv) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks, Domain Names, Patents, Copyrights, and Trade Secrets and registrations and any pending trademark applications in the United States Patent and Trademark Office, the United States Copyright Office, or applicable Domain Name registrar to the Collateral Agent.   Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office, United States Copyright Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark, Domain Name, Patent, and/or Copyright and record the same.

PROVISIONS CONCERNING ALL COLLATERAL

Protection of Collateral Agent’s Security.  Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral.  Each Assignor will at all times maintain insurance, at such Assignor’s own expense to the extent and in the manner provided in the Secured Debt Agreements.  Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 6.4 hereof.  Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

Warehouse Receipts Non-Negotiable.  To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

Additional Information.  Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 15 Business Days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be requested by the Collateral Agent.  Without limiting the forgoing, each Assignor agrees that it shall promptly (and in any event within 15 Business Days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

Further Actions.  Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

Financing Statements.  Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby.  Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral.  Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as “all assets” of such Assignor).

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

instruct all banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account;

sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 6.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

(x)            forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

(y)           store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 6.2 hereof; and

(z)            while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 6.4; and

take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

it being understood that each Assignor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral

Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation.  By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

Remedies; Disposition of the Collateral.  (a)   If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 6.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable.  Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable.  Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition.  The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned.  To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 6.2 without accountability to the relevant Assignor.  If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law.  Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor’s expense.

(b)           Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, each of the Assignors shall take any action which the Collateral Agent may reasonably request in order to effect the transfer of control or assignment to the Collateral Agent, or to such one or more third Persons as such Assignor may designate, or to a combination of the foregoing, of all Collateral controlled by such Assignor.

Waiver of Claims.  Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

Application of Proceeds.  (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee or collateral agent under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii), (iv) and (v) of the definition of “Obligations”;

second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of all amounts owing to any Agent of the type described in clauses (v) and (vi) of the definition of “Obligations”;

third, to the extent proceeds remain after the application pursuant to the preceding clause (i) and (ii) an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 6.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 6.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to Section 9.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

(b)           For purposes of this Agreement, (x) “Pro Rata Share” shall mean, when calculating a Secured Creditor’s portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor’s Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) “Primary Obligations” shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all Unpaid Drawings, the Stated Amount of all outstanding Letters of Credit and all Fees and (ii) in the case of the Other Obligations, all amounts due under each Secured Hedging Agreement (other than indemnities, fees (including, without limitation, attorneys’ fees) and similar obligations and liabilities) and (z) “Secondary Obligations” shall mean all Obligations other than Primary Obligations.

(c)           When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 6.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations.  If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

(d)           Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Credit Documents, agrees and acknowledges that if the Lender Creditors receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Revolving Loans and Swingline Loans under the Credit Agreement and Unpaid Drawings have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such.  If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 6.4(a) hereof.

(e)           All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each, a “Representative”) for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

(f)            For purposes of applying payments received in accordance with this Section 6.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative

or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative and the Other Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be.  Unless it has received written notice from a Lender Creditor or an Other Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding.  Unless it has written notice from an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secured Hedging Agreements are in existence.

(g)           It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

Remedies Cumulative.  Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent.  All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others.  No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof.  No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand.  In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.

Discontinuance of Proceedings.  In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

INDEMNITY

Indemnity.  (a)  Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor, in each case in its capacity as such, and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 7.1 referred to individually as “Indemnitee,” and collectively as “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys’ fees and expenses) (for the purposes of this

Section 7.1 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 7.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision).  Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof.  Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

(b)           Without limiting the application of Section 7.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c)           Without limiting the application of Section 7.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any representation given or made by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement proving to be untrue in any material respect on the date given or made.

(d)          If and to the extent that the obligations of any Assignor under this Section 7.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

Indemnity Obligations Secured by Collateral; Survival.  Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral.  The indemnity obligations of each Assignor contained in this Article VII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Secured Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

DEFINITIONS

The following terms shall have the meanings herein specified.  Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Account” shall mean any “account” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State.  Without limiting the foregoing, the term “account” shall include all Health-Care-Insurance Receivables.

“Administrative Agent” shall have the meaning provided in the recitals of this Agreement.

“Agreement” shall mean this Security Agreement, as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“As-Extracted Collateral” shall mean “as-extracted collateral” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Assignor” shall have the meaning provided in the first paragraph of this Agreement.

“Borrower” shall have the meaning provided in the recitals of this Agreement.

“Cash Collateral Account” shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

“Chattel Paper” shall mean “chattel paper” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.  Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

“Class” shall have the meaning provided in Section 9.2 of this Agreement.

“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.

“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.

“Commercial Tort Claims” shall mean “commercial tort claims” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Contract Rights” shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

“Copyrights” shall mean all United States and foreign copyrights now or hereafter owned by any Assignor, including all registrations of any copyrights in the United States Copyright Office or any foreign equivalent office, as well as all applications for copyright registrations now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

“Credit Agreement” shall have the meaning provided in the recitals of this Agreement.

“Credit Document Obligations” shall have the meaning provided in the definition of “Obligations” in this Article VIII.

“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Documents” shall mean “documents” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Assignor now or hereafter has any right, title or interest.

“Electronic Chattel Paper” shall mean “electronic chattel paper” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Equipment” shall mean any “equipment” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Excluded Assets” shall have the meaning provided in Section 1.1(b) of this Agreement.

“Event of Default” shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

“General Intangibles” shall mean “general intangibles” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Goods” shall mean “goods” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Health-Care-Insurance Receivable” shall mean any “health-care-insurance receivable” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Holdings” shall have the meaning provided in the recitals of this Agreement.

“Indemnitee” shall have the meaning provided in Section 7.1(a) of this Agreement.

“Instrument” shall mean “instruments” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Inventory” shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor’s customers, and shall specifically include all “inventory” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Investment Property” shall mean “investment property” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Lender Creditors” shall have the meaning provided in the recitals of this Agreement.

“Lenders” shall have the meaning provided in the recitals of this Agreement.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Location” of any Assignor, shall mean such Assignor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Marks” shall mean all United States and foreign trademarks, service marks and trade names now owned or hereafter acquired by any Assignor, including all registrations and applications for registration of any trademarks and service marks now owned or hereafter acquired by any Assignor that are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as all unregistered trademarks and service marks used by an Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor.

“Obligations” shall mean and include, as to any Assignor, all of the following:

(i)  the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of such Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, each Credit Document to which such Assignor is a party (including, without limitation, in the event such Assignor is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under its Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Credit Document (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Secured Hedging Agreements, being herein collectively called the “Credit Document Obligations”);

(ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Secured Hedging Agreement, whether such Secured Hedging Agreement is now in existence or hereinafter arising (including, without limitation, in the case of a Assignor that is a Guarantor, all obligations, liabilities and indebtedness of such Assignor under its Guaranty in respect of the Secured Hedging Agreements), and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Secured Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the “Other Obligations”);

(iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

(iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs;

(v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 7.1 of this Agreement; and

(vi) all amounts owing to any Agent pursuant to any of the Credit Documents in its capacity as such;

it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

“Other Creditors” shall have the meaning provided in the recitals of this Agreement.

“Other Obligations” shall have the meaning provided in the definition of “Obligations” in this Article VIII.

“Patents” shall mean all United States and foreign patents in or to which any Assignor now or hereafter has any right, title or interest, and all divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as all applications for patents now or hereafter made by any Assignor.

“Permitted Unperfected Account” shall mean, with respect to any Assignor, any Deposit Account of such Assignor maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is outside of the United States and that contains a balance of deposits equal to or less than $400,000; provided that such Deposit Account shall not cease to be a Permitted Unperfected Account if it contains a balance greater than $400,000 for not longer than 5 consecutive Business Days and provided that the balance of deposits in all such Deposit Accounts of the Assignors combined shall not exceed $1,000,000 in the aggregate at anytime. The Permitted Unperfected Accounts of the Assignors as of the Effective Date are so indicated on Annex D hereto.

“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

“Primary Obligations” shall have the meaning provided in Section 6.4(b) of this Agreement.

“Pro Rata Share” shall have the meaning provided in Section 6.4(b) of this Agreement.

“Proceeds” shall mean all “proceeds” as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Registered Organization” shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York.

“Representative” shall have the meaning provided in Section 6.4(e) of this Agreement.

“Required Secured Creditors” shall mean (i) at any time when any Credit Document Obligations or Letters of Credit are outstanding or any Commitments under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders) and (ii) at any time after all of the Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated and no further Commitments and Letters of Credit may be provided thereunder, the holders of a majority of the Other Obligations.

“Requisite Creditors” shall have the meaning provided in Section 9.2 of this Agreement.

“Secondary Obligations” shall have the meaning provided in Section 6.4(b) of this Agreement.

“Secured Creditors” shall have the meaning provided in the recitals of this Agreement.

“Secured Debt Agreements” shall mean and include this Agreement, the other Credit Documents and each Secured Hedging Agreement.

“Secured Hedging Agreement” shall have the meaning provided in the recitals to this Agreement.

“Software” shall mean “software” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor’s rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Termination Date” shall have the meaning provided in Section 9.8(a) of this Agreement.

“Timber-to-be-Cut” shall mean “timber-to-be-cut” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Trade Secrets” shall mean any secretly held existing engineering or other data, information, procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor, worldwide, whether written or not.

“Transmitting Utility” shall have the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

MISCELLANEOUS

Notices.  Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be.  All notices and other communications shall be in writing and addressed as follows:

(a)                                  if to any Assignor, c/o:

Global Cash Access, Inc.

3525 E. Post Road

Las Vegas, NV 89120

Attention: Chief Financial Officer

and General Counsel

Telephone No.:

Telecopier No.:

(b)                             if to the Collateral Agent, at:

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York, 10005

Attention: Mary Kay Coyle

Telephone No.:  212-250-6039

Telecopier No.:  212-797-5690

(c)                                  if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;

(d)                                 if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

Waiver; Amendment.  Except as provided in Sections 9.8 and 9.12, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class.  For the purpose of this Agreement, the term “Class” shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations.  For the purpose of this Agreement, the term “Requisite Creditors” of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit

Agreement, each of the Lenders), and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time.

Obligations Absolute.  The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

Successors and Assigns.  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 9.8, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

Headings Descriptive.  The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.  EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH ASSIGNOR.  EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 9.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT

THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

(b)                                 EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)                                  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Assignor’s Duties.  It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

Termination; Release.  (a)   After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 7.1 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.  As used in this Agreement, “Termination Date” shall mean the date upon which the Total Commitment under the Credit Agreement has been terminated and all Loans thereunder have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated and all Obligations then due and payable have been paid in full (other than inchoate indemnification obligations).  For purposes of determining the Termination Date, the Collateral Agent shall be entitled to rely upon a certificate of the chief financial officer of Holdings stating the aggregate amount of Other Obligations then due and payable.

(b)                                 In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by Section 10.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Collateral Agent, at the request and expense of such Assignor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.  Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

(c)                                  At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 9.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a principal executive officer, chief financial officer, treasurer or general counsel of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 9.8(a) or (b).  At any time that the Borrower or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 9.8(b), it shall deliver to the Collateral Agent a certificate signed by a principal executive officer, chief financial officer, treasurer or general counsel of the Borrower and the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 10.8(b). If reasonably requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel, reasonably acceptable to the Collateral Agent) to the effect set forth in this Section 9.8(c).

(d)                                 The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 9.8.

Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

The Collateral Agent and the other Secured Creditors.  The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement.  It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement.  The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

Additional Assignors.  It is understood and agreed that any Subsidiary Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become an Assignor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent or by executing a joinder agreement and delivering same to the Collateral Agent, in each case as may be requested by (and in form and substance satisfactory to) the Collateral Agent, (y) delivering supplements to Annexes A through H, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

GLOBAL CASH ACCESS HOLDINGS, INC., as an Assignor

	By:	/s/ Global Cash Access Holdings, Inc.
Global Cash Access Holdings, Inc.
Assignor

GLOBAL CASH ACCESS, INC., as an Assignor

	By:	/s/ Global Cash Access, Inc.
Global Cash Access, Inc.
Assignor

CENTRAL CREDIT, LLC, as an Assignor

	By:	/s/ Central Credit, LLC
Central Credit, LLC
Assignor

WESTERN MONEY SYSTEMS, as an Assignor

	By:	/s/ Western Money Systems
Western Money Systems
Assignor

CASH SYSTEMS, INC., as an Assignor

	By:	/s/ Cash Systems, Inc.
Cash Systems, Inc.
Assignor

[continued on next page]

ARRIVA CARD, INC., as an Assignor

	By:	/s/ Arriva Card, Inc.
Arriva Card, Inc.
Assignor

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Collateral Agent

By:	/s/ Deutsche Bank Trust Company Americas
Deutsche Bank Trust Company Americas
Collateral Agent

ANNEX A

to

SECURITY AGREEMENT

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
(AND WHETHER A REGISTERED ORGANIZATION AND/OR
A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
LOCATION, ORGANIZATIONAL IDENTIFICATION NUMBERS
AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
Global Cash Access Holdings, Inc.	Corporation	Yes	Delaware	Delaware	3760954	20-0723270	No
Global Cash Access, Inc.	Corporation	Yes	Delaware	Delaware	2913302	94-3309549	No
Central Credit, LLC	Limited Liability Company	Yes	Delaware	Delaware	3001745	88-0431550	No
Western Money Systems	Corporation	Yes	Nevada	Nevada	NV19851014463	88-0211078	No
Cash Systems, Inc.	Corporation	Yes	Delaware	Delaware	2209473	87-0398535	No
Arriva Card, Inc.	Corporation	Yes	Delaware	Delaware	4004255	20-3197675	No

ANNEX B

to

SECURITY AGREEMENT

SCHEDULE OF TRADE AND FICTITIOUS NAMES

None.

ANNEX C

to

SECURITY AGREEMENT

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

Name of Assignor	Description of any Transactions as required by Section 2.6 of the Security Agreement
Global Cash Access, Inc. (“GCA”)

On April 19, 2010, Innovative Funds Transfer, LLC, a Delaware limited liability company of which GCA held 60% of the membership interests, was dissolved. In connection with such dissolution, GCA received certain assets in a liquidating distribution.

ANNEX D

to

SECURITY AGREEMENT

Schedule of Deposit Accounts

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)
Global Cash Access, Inc.	Funds deposited in escrow to satisfy and discharge senior subordinated notes	not yet available	Bank of New York Mellon Trust Company, N.A.	New York
Global Cash Access, Inc.	Account used to received Global Cash Access settlements for credit card cash advances, ACH activities	1493205019	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Control Disbursement Account for AP	003359800011	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Control Disbursement Account for Booths	003359807917	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Major ATM account to receive daily sweep from ATM activity. Amounts will sweep into 14933-05283 ATM Account nightly and will retain a required balance of $50K.	1459121803	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Major ATM account to fund ATMs throughout entire country.	1493305283	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account owned by BoA for ATM Contract Cash. Account utilized to have all amounts settle to then sweep to GCA Adjustment account.	1233442044	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Payroll	1493205090	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Employee Reimbursement	1499411537	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash	Capital One Settlement	1499928752	BANK OF AMERICA;	California

Access, Inc.			Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159
Global Cash Access, Inc.	All funding is settled to this account accept for commissions	1499826329	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Visa Payment	1499613252	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Santa Ana booth activity and fund booth operations with cash	1475800121	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit all Quik Credits checks activity	1475300133	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	TSYS Settlement	1499404768	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Morongo booth activity and fund booth operations with cash	1499102350	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Tulalip booth activity and fund booth operations with cash	1499107706	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Hollywood booth activity and fund booth operations with cash	1499030585	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Quil Ceda Creek booth activity and fund booth operations with cash	1499727022	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Hon Dah booth activity and fund booth operations with cash	1499727041	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Odawa booth activity and fund booth	1499821817	BANK OF AMERICA; Candice Williams	California

2

	operations with cash		275 Valencia Avenue Brea CA 92823 888-841-8159
Global Cash Access, Inc.	Account used to deposit Delaware Park booth activity and fund booth operations with cash	1499923900	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit A.C. Hilton booth activity and fund booth operations with cash	1499924339	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit A.C. Trump Taj Mahal booth activity and fund booth operations with cash	1499924372	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit A.C. Borgata booth activity and fund booth operations with cash	1499924377	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Choctaw Casino McAlester booth activity and fund booth operations with cash	1499926692	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Newcastle booth activity and fund booth operations with cash	1499927021	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Choctaw Casino Grant booth activity and fund booth operations with cash	1499927861	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Account used to deposit Canterbury booth activity and fund booth operations with cash	1499925843	BANK OF AMERICA; Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access, Inc.	Check Clearing Concentration	5720446504	CAPITAL ONE; Connie Delaney 333 Travis St rd Floor Shreveport LA 71101 318-674-3877	Louisiana
Global Cash Access, Inc.	Check Clearing - Laser	542073535	CAPITAL ONE; Connie Delaney 333 Travis St rd Floor Shreveport LA 71101 318-674-3877	Louisiana
Global Cash Access, Inc.	Check Clearing -Preprinted	542051175	CAPITAL ONE; Connie Delaney 333 Travis St rd Floor	Louisiana

3

			Shreveport LA 71101 318-674-3877
Global Cash Access, Inc.	GCA Investment	5720446490	CAPITAL ONE; Connie Delaney 333 Travis St rd Floor Shreveport LA 71101 318-674-3877	Louisiana
Global Cash Access, Inc.	ATM Settlement account for Shazam network activity	1098373	PALM DESERT NATIONAL BANK; Angela Heck 72-750 El Paseo ste C-1 Palm Desert CA 92260 phone 760-674-1490	California
Global Cash Access, Inc.	Reserve Account	783904803	PALM DESERT NATIONAL BANK; Angela Heck 72-750 El Paseo ste C-1 Palm Desert CA 92260 phone 760-674-1490	California
Global Cash Access, Inc.	PDNB-Owned Business Checking Account	783904812	PALM DESERT NATIONAL BANK; Angela Heck 72-750 El Paseo ste C-1 Palm Desert CA 92260 phone 760-674-1490	California
Global Cash Access, Inc.	Settlement Account for IPS	2000035280181	WACHOVIA; Betty Crawford 1525 West W T Harris Boulevard 3rd Floor Charlotte NC 28262 704-444-6072	North Carolina
Global Cash Access, Inc.	Money Market / Expense Escrow Account IPS	2000017268846	WACHOVIA; Betty Crawford 1525 West W T Harris Boulevard 3rd Floor Charlotte NC 28262 704-444-6072	North Carolina
Global Cash Access, Inc.	Account owned by Wells Fargo Bank for ATM Contract Cash. Internal DDA GCA ATM Settlement	4124524059	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Settlement	4122076532	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	A/P Account (controlled disbursement)	9600142445	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash	Booth A/P (controlled	9600142426	WELLS FARGO	Nevada

4

Access, Inc.	disbursement)		Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272
Global Cash Access, Inc.	ATM account to receive daily sweep from ATM activity. Amounts will sweep into new Wells Fargo Concentration Account opened in Nov 2010	4124512427	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Payroll	4122092521	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Employee Reimbursement	4122092505	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Global Cash Access (Capital One Settlement)	4122092547	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Western Union funding	4122092539	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Visa Payment	4122092513	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Check cashing	4122092562	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Booth Depository	4122092554	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Casino Morongo	4947717104	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes	Nevada

5

			Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272
Global Cash Access, Inc.	Tulalip	4947717112	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Hollywood Booth	4947717096	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Quil Ceda Creek Booth	4947717088	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Hon Dah Booth	4947717070	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Delaware Park	4947717054	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	A.C. Hilton	4947717047	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	A.C. Trump Taj Mahal	4947717039	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	A.C. Borgata	4947717021	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Choctaw Casino McAlester	4947717005	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169	Nevada

6

			702-791-6272
Global Cash Access, Inc.	Newcastle	4947716999	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Choctaw Casino Grant	4947716981	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	Choctaw Casino Idabel	4945497931	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access, Inc.	ATM Chargeback	4124512435	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Global Cash Access Holdings, Inc.	GCA Holdings Concentration	1499027233	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Global Cash Access Holdings, Inc.	GCA Holdings Concentration	4122092646	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Central Credit, LLC	Account used to deposit CCI checks received as payments	1493005218	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Central Credit, LLC	Depository account for Central Credit	1499821350	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Central Credit, LLC	Control Disbursement Account for CC	003359800284	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Central Credit, LLC	Central Credit LLC (Cash - CC Non-Guarantee Acc)	1499926239	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California

7

Central Credit, LLC	Central Credit LLC (Cash - Ck Warranty Income/Exp)	1499926234	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Central Credit, LLC	Central Credit	4122092414	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Central Credit, LLC	Central Credit A/P (non-controlled disbursement)	4122092430	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Central Credit, LLC	Central Credit LLC (Cash — Check Warranty income/expense)	4122092422	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Central Credit, LLC	Central Credit funding reserve	4123022725	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Central Credit, LLC	Check warranty	4122092489	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	Roll up and consolidation	4121460067	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	POS debit activity	4121460026	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	Reimbursement for NSF’s	4121460034	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	Revenue Account (from US Bank)	4121466502	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes	Nevada

8

			Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272
Cash Systems, Inc.	CSI Disbursement	4121459986	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	IGS ATM Interchange :Inactive	4121466528	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	Account used to deposit booth activity and fund booth operations with cash	4121460059	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	Account used to deposit Riverwind booth activity and fund booth operations with cash	4944853985	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	Account used to deposit Winstar booth activity and fund booth operations with cash	4944853993	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	Account used to deposit Canterbury booth activity and fund booth operations with cash	4944897453	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	Account used to deposit Choctaw booth activity and fund booth operations with cash	4944945815	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	Account used to deposit Choctaw Pocola booth activity and fund booth operations with cash	4945142107	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Cash Systems, Inc.	Account used to deposit Fantasy Springs Resort booth activity and fund booth operations with cash	4945157048	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169	Nevada

9

			702-791-6272
Arriva Card, Inc.	Arriva Card, Inc	1499328910	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Arriva Card, Inc.	Control Disbursement Account for Arriva	003359803502	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Arriva Card, Inc.	Arriva Card Lockbox	4121224869	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Arriva Card, Inc.	Non-controlled disbursement	4122092455	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Western Money Systems	Account used to send wires and to deposit Western Money checks received as payments	1499803238	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Western Money Systems	Western Money Disbursement	3359809681	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Western Money Systems	Account used to send wires and to deposit WMS manufacturing checks received as payments	1499803257	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Western Money Systems	Western Money (Syspro) Disbursement	3359810010	BANK OF AMERICA Candice Williams 275 Valencia Avenue Brea CA 92823 888-841-8159	California
Western Money Systems	Non-manufacturing concentration	4122092463	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Western Money Systems	Non-manufacturing A/P (non-controlled disbursement)	4122092497	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada
Western	Manufacturing concentration	4122092471	WELLS FARGO	Nevada

10

Money Systems			Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272
Western Money Systems	Manufacturing A/P (non-controlled disbursement)	4122092448	WELLS FARGO Olga E. Wisnicky 3800 Howard Hughes Pkwy, Suite 400 | Las Vegas, Nevada 89169 702-791-6272	Nevada

11

ANNEX E

to

SECURITY AGREEMENT

DESCRIPTION OF COMMERCIAL TORT CLAIMS

Name of Assignor	Description of Commercial Tort Claims
Global Cash Access Holdings, Inc. (“Holdings”) and Global Cash Access, Inc. (“GCA”)

On April 16, 2010, Holdings and GCA commenced an action in the District Court of Nevada, Clark County, against the three current principals of Sightline Payments, LLC, all of whom are former executives of Holdings and GCA. Holdings and GCA allege misappropriation of trade secrets, breach of contract, breach of duty of good faith and fair dealing and seeks damages and declaratory and injunctive relief.

ANNEX F

to

SECURITY AGREEMENT

SCHEDULE OF MARKS AND APPLICATIONS;
INTERNET DOMAIN NAME REGISTRATIONS

1.                                      Marks and Applications:

Registered Marks

Owner	Mark	Registration No.	Reg. Date	Country / State

Global Cash Access, Inc.	QUIK CASH*	1578102	01/16/90	USA

Global Cash Access, Inc.	GLOBAL CASH ACCESS	2133474	01/27/98	USA

Global Cash Access, Inc.	CASINO CASH PLUS	2224388	02/16/99	USA

Global Cash Access, Inc.	ACM (Stylized Letters)	2719608	05/27/03	USA

Global Cash Access, Inc.	QUIKMARKETING	2820232	03/02/04	USA

Global Cash Access, Inc.	ACM	2800174	12/30/03	USA

Global Cash Access, Inc.	TRANSACTIONS THAT COUNT	3695586	10/13/09	USA

Global Cash Access, Inc.	STRETCH YOUR LIMITS	3695926	10/13/09	USA

Global Cash Access, Inc.	CC CENTRALCREDIT & Design	3914018	02/01/11	USA

Global Cash Access, Inc.	CC & Design	3914016	02/01/11	USA

Cash Systems, Inc.	REVOLUTIONIZING CASH ACCESS TECHNOLOGY FOR THE GAMING INDUSTRY	3478721	08/05/08	USA

Cash Systems, Inc.	CASINO PC	3478726	08/05/08	USA

ANNEX C
to
SECURITY AGREEMENT

Global Cash Access, Inc.	QUIKCASH	3081648	04/18/06	USA

Global Cash Access, Inc.	QUIKMEDIA	2947774	05/10/05	USA

Global Cash Access, Inc.	ARRIVA	3320391	10/23/07	USA

Global Cash Access, Inc.	ARRIVA	557875	05/15/07	Switzerland

Global Cash Access, Inc.	ARRIVA	985707	05/28/07	Mexico

Global Cash Access, Inc.	ARRIVA	26436	04/20/07	Aruba

Global Cash Access, Inc.	ARRIVA	300805022	06/08/07	Hong Kong

Global Cash Access, Inc.	ARRIVA	N026595	07/30/07	Macau

Global Cash Access, Inc.	ARRIVA	1158622	10/11/07	Australia

Cash Systems, Inc.	CASH SYSTEMS, INC.	3546937	12/16/08	USA

Cash Systems, Inc.	ALL-IN-1 ATM	3570107	02/03/09	USA

Cash Systems, Inc.	CASH CLUB	3692614	10/06/09	USA

Cash Systems, Inc.	TOTALCASH	3616088	05/05/09	USA

Global Cash Access, Inc.	CASINO DIRECT	2497578	04/17/09	UK

Global Cash Access, Inc.	CASINO DIRECT	7299068	03/18/10	EU

Western Money Systems	WESTERN MONEY SYSTEMS	3847071	09/14/10	USA

Western Money Systems	WESTERN MONEY SYSTEMS	3830350	08/10/10	USA

Western Money Systems	WESTERN MONEY SYSTEMS	3839900	08/31/10	USA

Global Cash Access, Inc.	CC Central Credit	Doc. No. 20100445744-41	06/18/10	Nevada

* This mark is subject to a recorded security interest in favor of BT Commercial Corporation.

Applications for Marks

Owner	Mark	Application No.	Application Date	Country

Cash Systems, Inc.	ONE CARD IS ALL YOU NEED	77070502	12/22/06	USA

Cash Systems, Inc.	THE COMPLETE CASH ACCESS PACKAGE	77074011	01/01/07	USA

Cash Systems, Inc.	TABLECASH	77102447	02/08/07	USA

Global Cash Access, Inc	TRANSACTION READY	77700369	03/26/09	USA

Global Cash Access, Inc.	TRANSACTIONS THAT COUNT	77700381	03/26/09	USA

Global Cash Access, Inc.	TRANSACTION READY	77700389	03/26/09	USA

Global Cash Access, Inc.	QUIKPLAY	77709127	04/07/09	USA

Global Cash Access, Inc.	CARDXCHANGE	77891881	12/11/09	USA

Global Cash Access, Inc.	CARDXCHANGE	77891903	12/11/09	USA

Global Cash Access, Inc.	CARD IN CARD OUT	77891925	12/11/09	USA

Global Cash Access, Inc.	CARD IN CARD OUT	77891936	12/11/09	USA

Global Cash Access, Inc.	CICO	77893693	12/15/09	USA

Global Cash Access, Inc.	CICO	77893733	12/15/09	USA

Global Cash Access, Inc.	CSI	85062249	06/14/10	USA

Global Cash Access, Inc.	GCA	85164038	10/28/10	USA

Global Cash Access, Inc.	GCA	85164082	10/28/10	USA

Global Cash Access, Inc.	GLOBAL CASH ACCESS	85164098	10/28/10	USA

Global Cash Access, Inc.	GLOBAL CASH ACCESS	85164118	10/28/10	USA

Global Cash Access, Inc.	QUIKCREDIT	85204212	12/22/10	USA

Western Money Systems	CHANGEX	85066861	06/18/10	USA

Western Money Systems	CHANGEX	85066889	06/18/10	USA

Western Money Systems	TICKETXCHANGE	85089860	07/21/10	USA

Western Money Systems	JACKPOTXCHANGE	85094245	07/27/10	USA

Western Money Systems	JACKPOTXCHANGE	85128459	09/13/10	USA

Western Money Systems	XCHANGE MANAGER	85093937	07/27/10	USA

Western Money Systems	CASINOXCHANGE	85093895	07/27/10	USA

Western Money Systems	CASINOXCHANGE	85094274	07/27/10	USA

Western Money Systems	XCHANGE EXPLORER	85093992	07/27/10	USA

Western Money Systems	POINTXCHANGE	85110215	08/18/10	USA

Western Money Systems	POINTXCHANGE	85110247	08/18/10	USA

2.             Internet Domain Name Registrations:

Owner	Internet Domain Names	Country	Registration No. (or other applicable identifier)	Registration Date

Global Cash Access, Inc.	http://www.globalcashaccess.com/	USA	N/A	May 22, 1998

Global Cash Access, Inc.	http://www.gcainc.com/	USA	N/A	November 23, 2006

ANNEX G

to

SECURITY AGREEMENT

SCHEDULE OF PATENTS

Issued Patents

Owner	Title of Patent	Patent Number	Issue Date	Country

Global Cash Access, Inc.	ATM and POS terminal and method of use thereof	6081792	06/27/00	USA

Global Cash Access, Inc.	Method and apparatus for providing money for operating a gaming machine	6843412	01/18/05	USA

Cash Systems, Inc.	System and method for performing a quasi- cash transaction	6951302	10/04/05	USA

Cash Systems, Inc.	System and method for checkless cash advance settlement	7461780	12/09/08	USA

Western Money Systems	Retrofit bill validator assembly	5544728	08/13/96	USA

Western Money Systems	Method and apparatus for low cost concurrent provision of gaming machine token redemption and ATM services	7886961	02/15/11	USA

The following patents have expired and the applicable Assignor does not intend to revive them:

Western Money Systems	Bill validator kit for a gaming machine	D360227	07/11/95	USA

Western Money Systems	Face plate for a bill validator kit for a gaming machine	D360228	07/11/95	USA

Western Money Systems	Mounting plate for a bill validator kit and reel assembly for a gaming machine	D370031	05/21/96	USA

Applications for Patents

Owner	Title	Application Number	Application Date	Country

Global Cash Access, Inc.	Systems for enhancing funding of gaming	11991814	03/10/08	USA

Cash Systems, Inc.	System and method for performing a financial transaction within a casino	10417639	04/17/03	USA

Cash Systems, Inc.	System and method for integrated player tracking and cash access	10957283	10/01/04	USA

Cash Systems, Inc.	System and method for integrated player tracking and cash access	2540935	10/01/04	Canada

Cash Systems, Inc.	Multi-function cashless gaming ATM	2541093	10/01/04	Canada

Cash Systems, Inc.	System and method for integrated player tracking and cash access	2004279142	10/01/04	Australia

Cash Systems, Inc.	System and method for integrated player tracking and cash access	2009233682	10/01/04	Australia

Cash Systems, Inc.	Multi-function cashless gaming ATM	2004277430	10/01/04	Australia

Cash Systems, Inc.	Multi-function cashless gaming ATM	2009213039	10/01/04	Australia

Cash Systems, Inc.	Multi-function cashless gaming ATM	200480031999.0	10/01/04	PRC

Cash Systems, Inc.	System and method for integrated player tracking and cash access	200480031968.5	10/01/04	PRC

Cash Systems, Inc.	System and method for integrated player tracking and cash access	04793971.5	10/01/04	European Patent Convention

Cash Systems, Inc.	Multi-function cashless gaming ATM	04793970.7	10/01/04	European Patent Convention

Cash Systems, Inc.	Multi-function cashless gaming ATM	10956644	10/01/04	USA

Cash Systems, Inc.	Electronic transaction access system and method using a player tracker card	11208100	08/18/05	USA

Cash Systems, Inc.	System and method for performing a financial transaction in an entertainment center	11261974	10/28/05	USA

Cash Systems, Inc.	System and method for checkless cash advance settlement	12268857	11/11/08	USA

ANNEX H

to

SECURITY AGREEMENT

SCHEDULE OF COPYRIGHTS

None.

ANNEX I

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST
IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                                                          with principal offices at                                (the “Grantor”), hereby grants to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices at 60 Wall Street, New York, New York, 10005 (the “Grantee”), a continuing security interest in (i) all of the Grantor’s right, title and interest in, to and under to the United States trademarks, trademark registrations and trademark applications (the “Marks”) set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of March 1, 2011 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”).  Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of                         ,         .

[NAME OF GRANTOR], Grantor

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Collateral Agent and Grantee

By	/s/ Deutsche Bank Trust Company Americas

Deutsche Bank Trust Company Americas

Collateral Agent and Grantee

2

SCHEDULE A

MARK	REG. NO.	REG. DATE

ANNEX J

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST
IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                                         with principal offices at                                                          (the “Grantor”) , hereby grants to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices at 60 Wall Street, New York, New York, 10005 (the “Grantee”), a continuing security interest in (i) all of the Grantor’s rights, title and interest in, to and under the United States patents (the “Patents”) set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of March 1, 2011 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”).  Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

2

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of                         ,         .

[NAME OF GRANTOR], Grantor

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Collateral Agent and Grantee

By:	/s/ Deutsche Bank Trust Company Americas

Deutsche Bank Trust Company Americas

Collateral Agent and Grantee

3

SCHEDULE A

PATENT	PATENT NO.	ISSUE DATE

Annex K

GRANT OF SECURITY INTEREST
IN UNITED STATES COPYRIGHTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a[n]                                         with principal offices at                                                          (the “Grantor”), hereby grants to Deutsche Bank Trust Company Americas, with principal offices at 60 Wall Street, New York, New York, 10005, as Collateral Agent (the “Grantee”), a continuing security interest in (i) all of the Grantor’s rights, title and interest in, to and under the United States copyright registrations and applications for registration (the “Copyrights”) set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) of the Copyrights, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Copyrights or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of                          , 2011 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”).  Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Copyrights acquired under this Grant.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of                         ,         .

[NAME OF GRANTOR], Grantor

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Collateral Agent and Grantee

1

Annex K

By:	/s/ Deutsche Bank Trust Company Americas

Deutsche Bank Trust Company Americas

Collateral Agent and Grantee

2

TABLE OF CONTENTS

Page

ARTICLE I SECURITY INTERESTS	3

1.1 Grant of Security Interests	3
1.2 Power of Attorney	5

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS	5

2.1 Necessary Filings	5
2.2 No Liens	5
2.3 Other Financing Statements	5
2.4 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc.	6
2.5 Trade Names; Etc.	6
2.6 Certain Significant Transactions	6
2.7 Non-UCC Property and Non-Filing Collateral	7
2.8 As-Extracted Collateral; Timber-to-be-Cut	7
2.9 Collateral in the Possession of a Bailee	7
2.10 Recourse	8

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL	8

3.1 Additional Representations and Warranties	8
3.2 Maintenance of Records	8
3.3 Direction to Account Debtors; Contracting Parties; etc.	8
3.4 Modification of Terms; etc.	9
3.5 Collection	9
3.6 Instruments	9
3.7 Assignors Remain Liable Under Accounts	9
3.8 Assignors Remain Liable Under Contracts	9
3.9 Deposit Accounts; Etc.	10
3.10 Letter-of-Credit Rights	11
3.11 Commercial Tort Claims	11
3.12 Chattel Paper	11
3.13 Further Actions	11

ARTICLE IV SPECIAL PROVISIONS CONCERNING INTELLECTUAL PROPERTY	11

4.1 Additional Representations and Warranties	11
4.2 Non-Infringement	12

4.3 Licenses and Assignments	12
4.4 Notification of Infringements	12
4.5 Preservation of Marks and Domain Names	12
4.6 Maintenance of Registrations and Issuances; Prosecution of Applications	12
4.7 Future Intellectual Property Rights	13
4.8 Remedies	13

ARTICLE V PROVISIONS CONCERNING ALL COLLATERAL	13

5.1 Protection of Collateral Agent’s Security	13
5.2 Warehouse Receipts Non-Negotiable	14
5.3 Additional Information	14
5.4 Further Actions	14
5.5 Financing Statements	14

ARTICLE VI REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT	14

6.1 Remedies; Obtaining the Collateral Upon Default	14
6.2 Remedies; Disposition of the Collateral	16
6.3 Waiver of Claims	16
6.4 Application of Proceeds	17
6.5 Remedies Cumulative	19
6.6 Discontinuance of Proceedings	19

ARTICLE VII INDEMNITY	19

7.1 Indemnity	19
7.2 Indemnity Obligations Secured by Collateral; Survival	20

ARTICLE VIII DEFINITIONS	21

ARTICLE IX MISCELLANEOUS	26

9.1 Notices	26
9.2 Waiver; Amendment	27
9.3 Obligations Absolute	28
9.4 Successors and Assigns	28
9.5 Headings Descriptive	28
9.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL	28
9.7 Assignor’s Duties	29
9.8 Termination; Release	29
9.9 Counterparts	30
9.10 Severability	30
9.11 The Collateral Agent and the other Secured Creditors	30
9.12 Additional Assignors	30

ANNEX A

Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility), Jurisdiction of Organization, Location, Organizational Identification Numbers and Federal Employer Identification Numbers

ANNEX B	Schedule of Trade and Fictitious Names
ANNEX C	Description of Certain Significant Transactions Occurring Within One Year Prior to the Date of the Security Agreement
ANNEX D	Schedule of Deposit Accounts
ANNEX E	Schedule of Commercial Tort Claims
ANNEX F	Schedule of Marks and Applications; Internet Domain Name Registrations
ANNEX G	Schedule of Patents
ANNEX H	Schedule of Copyrights
ANNEX I	Grant of Security Interest in United States Trademarks
ANNEX J	Grant of Security Interest in United States Patents
ANNEX K	Grant of Security Interest in United States Copyrights

[Remainder of this page intentionally left blank]